Supplement dated February 20, 2024, to the Prospectus dated May 1, 2019, for

Schwab OneSource Annuity®

issued by Empower Annuity Insurance Company of America

Variable Annuity 1 Series Account

Supplement dated February 20, 2024, to the Prospectus dated May 1, 2019, for

Schwab OneSource Annuity®

issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity 1 Series Account of New York

This Supplement amends certain information contained in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

In a supplement dated January 17, 2024, to the prospectuses, summary prospectuses and Statement of Additional Information for the Delaware Funds by Macquarie®, investors in the variable insurance product funds were informed of changes to the names of the portfolios and names of the share classes. These changes will be effective upon the date of each portfolio’s 2024 prospectus.

The names of the following Portfolios available under your Contract will be changed as set forth below. With respect to your Prospectus, on May 1, 2024, all references to the Current Portfolio Name are replaced with the New Portfolio Name.

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
Delaware VIP Emerging Markets Series – Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP Small Cap Value Series – Standard Class	Macquarie VIP Small Cap Value Series – Standard Class

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If you have any questions regarding this Supplement please contact your investment professional or us by calling toll free at 1-800-838-0650. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please keep this Supplement for future reference.